                                 EXHIBIT 99.3
                                 ------------

              PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     The following pro forma combined condensed financial statements have been prepared to give effect to the acquisition of RAM Optical Instrumentation, Inc.
(ROI) by Newport Corporation (Newport) using the pooling of interests method of accounting.

     The pro forma combined condensed balance sheet as of December 31, 1994 gives effect to the acquisition as if it had occurred at December 31, 1994 and combines the condensed consolidated balance sheet of Newport and the condensed balance sheet of ROI as of of December 31, 1994. The balance sheet of Newport has been derived from its audited financial statements for the year ended December 31, 1994 filed on Form 10-K. The balance sheet of ROI represents an internally prepared balance sheet as of December 31, 1994 and is unaudited.

     The pro forma combined condensed statements of operations combine the historical consolidated statements of Newport and ROI for the years ended December 31, 1994 and 1993, the five months ended December 31, 1992 and the year ended July 31, 1992, in each case as if the acquisition had occurred at the beginning of the earliest period presented. The statements of operations of Newport have been derived from its audited financial statements for the year ended December 31, 1994 filed on Form 10-K. Effective December 31, 1993 Newport Corporation had changed its fiscal year-end from July 31 to December 31. The statements of operation of ROI are derived from the historical financial statements of ROI, recast to conform to Newport's reporting periods, and are unaudited.

     Newport and ROI estimate that they will incur direct transaction costs of approximately $130,000 associated with the acquisition which will be charged to operations during the first quarter of 1995. It is not anticipated that there will be any additional charges to operations related to costs associated with integrating the two companies. There can be no assurance that the combined companies will not incur additional charges to reflect costs associated with the acquisition or that management will be successful in its efforts to integrate the operations of the two companies.

     Such pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of future financial position or results of operations. These pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of Newport and ROI and should be read in conjunction with the respective historical financial statements and notes thereto of Newport filed on Form 10-K and the financial statements of ROI included elsewhere in this Form 8-K/A and in the related Form 8-K filed on March 15, 1995 and do not include all benefits from cost savings or synergies of operations of the combined company.

                              Page 8 of 12 Pages

                                 EXHIBIT 99.3
                                 ------------

              PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                               DECEMBER 31, 1994
                                (IN THOUSANDS)

                                                                                       Pro Forma     Pro Forma
                                                             Newport        ROI       Adjustments     Combined
                                                            ---------    ----------   ------------   ----------
 ASSETS
 Current assets:
   Cash and cash equivalents                                  $ 3,010       $    4          $  --      $ 3,014
   Marketable securities                                          610           --             --          610
   Customer receivables, net                                   17,067        1,600             --       18,667
   Other receivables                                            1,912           --             --        1,912
   Inventories                                                 20,294        1,082             --       21,376
   Other current assets                                         2,579           21             --        2,600
                                                              -------       ------          -----      -------

    Total current assets                                       45,472        2,707             --       48,179
Investments, notes receivable and other assets                  4,412           29             --        4,441
Property, plant and equipment, at cost, net                    22,724          312             --       23,036
Goodwill, net                                                   8,846           --             --        8,846
                                                              -------       ------          -----      -------

                                                              $81,454       $3,048          $  --      $84,502
                                                              =======       ======          ======     =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                            $ 5,026       $  318          $  --      $ 5,344
  Accrued payroll and related expenses                          4,086          593             --        4,679
  Taxes based on income                                         1,398          (90)            --        1,308
  Accrued restructuring liabilities, net                        2,364           --             --        2,364
  Current portion of long-term debt                            10,067          249             --       10,316
  Other accrued liabilities                                     2,335           82            130        2,547
                                                              -------       ------          -----      -------

    Total current liabilities                                  25,276        1,152            130       26,558
Deferred income taxes                                             267           15             --          282
Notes payable to banks-long term                               11,117           --             --       11,117

Stockholders' equity:
 Common stock                                                   2,472           --            438        2,910
   Authorized                                                  20,000 sh     1,000 sh      (1,000) sh   20,000 sh
   Issued and outstanding                                       7,062 sh        60 sh       1,191  sh    8,313 sh
 Capital in excess of stated value                              6,093          160           (438)       5,815
 Unamortized deferred compensation                               (251)          --             --         (251)
 Unrealized gain on marketable securities                         343           --             --          343
 Unrealized translation loss                                   (2,778)          --             --       (2,778)
 Retained earnings                                             38,915        1,721           (130)      40,506
                                                              -------       ------          -----      -------

Total stockholders' equity                                     44,794        1,881           (130)      46,545
                                                              -------       ------          -----      -------
                                                              $81,454       $3,048             --      $84,502
                                                              =======       ======          ======     =======

                            See accompanying notes.

                               Page 9 of 12 Pages

                                 EXHIBIT 99.3
                                 ------------

                 PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(In thousands except
per share amounts)                                                   Years Ended             Five Months      Year
                                                                     December 31,               Ended         Ended
                                                                ----------------------       December 31,    July 31,
                                                                 1994           1993            1992          1992
                                                                -------        -------       ------------    --------
Net sales                                                       $93,676        $93,216         $39,195    $ 94,547
- ---------
Cost of sales                                                    51,577         51,589          21,803      53,220
                                                                -------        -------         -------    --------

Gross profit                                                     42,099         41,627          17,392      41,327
- ------------
Selling, general and administrative expense                      32,017         31,574          14,104      34,555
Research and development expense                                  5,301          5,166           2,476       6,431
Restructuring and other special charges                               -          6,263               -      13,795
                                                                -------        -------         -------    --------

Income (loss) from operations                                     4,781         (1,376)            812     (13,454)
- -----------------------------
Interest expense, net                                            (1,773)        (2,316)         (1,538)     (2,904)
Other income, net                                                 1,839          1,463             905       2,021
                                                                -------        -------         -------    --------

Income (loss) before income taxes                                 4,847         (2,229)            179     (14,337)
- ---------------------------------
Income tax provision (benefit)                                    1,653            951             744        (333)
                                                                -------        -------         -------    --------

Pro forma net income (loss)                                     $ 3,194        $(3,180)        $  (565)   $(14,004)
- ---------------------------                                                    =======         =======    ========

Supplemental adjustment to
- --------------------------
compensation expense:
- ---------------------
Contractual reduction to officer compensation                       550
Related income taxes                                                149
                                                                -------
                                                                    401
                                                                -------
Pro forma net income after supplemental
- ---------------------------------------
adjustments to compensation expense                              $ 3,595
- -----------------------------------                              =======

Pro forma net income (loss) per share                             $0.38         $(0.39)         $(0.07)     $(1.70)
- -------------------------------------                            ======        =======         =======    ========

Pro forma net income per share after
- ------------------------------------
supplemental adjustments to
- ---------------------------
compensation expense                                              $0.43
- --------------------                                            -------

Shares used in per share calculation                              8,341          8,257           8,217       8,217
- ------------------------------------                             ======        =======         =======    ========

                            See accompanying notes.

                              Page 10 of 12 Pages

                                 EXHIBIT 99.3
                                 ------------

                     NOTES TO PRO FORMA COMBINED CONDENSED
                             FINANCIAL STATEMENTS

1.   PRO FORMA BASIS OF PRESENTATION

     These pro forma combined condensed financial statements reflect the issuance of 1,251,000 Newport Common Shares in exchange for an aggregate of 60,000 ROI Common Shares, an exchange ratio of 20.85. An option to purchase 3,500 ROI Common Shares was exchanged for an option to purchase 72,975 Newport Common Shares.


2.   PRO FORMA COMBINED BALANCE SHEET

     Newport and ROI estimate they will incur direct transaction costs of approximately $130,000 associated with the acquisition consisting of transaction fees for attorneys, accountants and consultants. These nonrecurring transaction costs will be charged to operations during the first quarter of 1995. These direct transaction costs are not reflected in the Pro Forma Combined Condensed Statements of Operations.

3.   PRO FORMA EARNINGS PER SHARE

     The pro forma earnings per share have been calculated using the weighted average number of shares of common stock and, for periods with income, the dilutive effects of common stock equivalents (stock options), determined using the treasury stock method previously reported by Newport. These are adjusted by the number of newly issued shares, and by the dilutive effect of newly issued stock options in those periods with income, also using the treasury stock method.

4.   PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

     The following is a summary of the historical results of operations of Newport and ROI and their pro forma combined amounts to reflect the acquisition as if it were effected for all periods presented below. Any benefits from cost savings or synergies of operations of the combined company are not included.



(In thousands except
per share amounts)                 Years Ended         Five Months      Year
                                   December 31,           Ended         Ended
                             -----------------------   December 31,    July 31,
                              1994             1993         1992        1992
                             -------         -------   ------------   --------
Net Sales:
- ---------
Newport                      $85,637         $84,147       $36,070     $87,801
ROI                            8,039           9,069         3,125       6,746
                             -------         -------       -------     -------
Total                        $93,676         $93,216       $39,195     $94,547
                             =======         =======       =======     =======

                              Page 11 of 12 Pages

                                 EXHIBIT 99.3
                                 ------------

                     NOTES TO PRO FORMA COMBINED CONDENSED
                         FINANCIAL STATEMENTS (CONT'D)

(In thousands)
                                                                  Years Ended           Five Months      Year
                                                                  December 31,             Ended         Ended
                                                               ------------------       December 31,    July 31,
                                                                1994       1993             1992         1992
                                                               -------    -------       ------------    ---------
Gross Profit:
- -------------
Newport                                                        $38,495    $36,994          $15,954        $ 38,048
ROI                                                              3,604      4,633            1,438           3,279
                                                               -------    -------          -------        --------
Total                                                          $42,099    $41,627          $17,392        $ 41,327
                                                               =======    =======          =======        ========

Income (loss) before taxes:
- ---------------------------
Newport                                                        $ 5,062    $(3,179)         $    37        $(14,745)
ROI                                                               (215)       950              142             408
                                                               -------    -------          -------        --------
Total                                                          $ 4,847    $(2,229)         $   179        $(14,337)
                                                               =======    =======          =======        ========

Net income (loss):
- ------------------
Newport                                                        $ 3,339    $(3,746)         $  (648)       $(14,240)
ROI                                                               (145)       566               83             236
                                                               -------    -------          -------        --------
Total                                                          $ 3,194    $(3,180)         $  (565)       $(14,004)
                                                               =======    =======          =======        ========

Earnings (loss) per share:
- --------------------------
Newport                                                        $  0.40    $ (0.45)         $ (0.08)       $  (1.73)
ROI                                                              (0.02)      0.06             0.01            0.03
                                                               -------    -------          -------        --------
Total                                                          $  0.38    $ (0.39)         $ (0.07)       $  (1.70)
                                                               =======    =======          =======        ========
Shares used in calculation
- --------------------------
Historical number of shares of Newport common stock
     and common stock equivalents                                7,063      7,006            6,966           6,966
Newly issued shares                                              1,251      1,251            1,251           1,251
Newly issued stock options                                          27         --               --              --
                                                               -------    -------          -------        --------
Total                                                            8,341      8,257            8,217           8,217
                                                               =======    =======          =======        ========

5.   SUPPLEMENTAL ADJUSTMENTS TO NET INCOME

     Subsequent to the acquisition of ROI by Newport, management contractually reduced the level of bonus and other employment expenses relating to former officers of ROI. The impact of such cost reductions on pro forma net income and pro forma net income per share for the year ended December 31, 1994 would be to increase pro forma net income by $401,000 to $3,595,000 and increase pro forma net income per share by $0.05 to $0.43.

     The income tax effect of the cost reductions described in the previous paragraph has been determined using ROI's statutory tax rate for the twelve months ended December 31, 1994.


                              Page 12 of 12 Pages